                                                                   EXHIBIT 10.60

                             OMNIPOINT CORPORATION


                               6,500,000 Shares

            Depository Shares Each Representing 1/20 of a Share of

                   7% Cumulative Convertible Preferred Stock

                               Purchase Agreement

                                  May 1, 1998



                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                         BANCAMERICA ROBERTSON STEPHENS
                           BEAR, STEARNS & CO.  INC.
                               SMITH BARNEY INC.

                                6,500,000 Shares

               Depository Shares Representing 1/20 of a Share of

                   7% Cumulative Convertible Preferred Stock

                            of Omnipoint Corporation

                               PURCHASE AGREEMENT


                                                                     May 1, 1998



DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
BANCAMERICA ROBERTSON STEPHENS
BEAR, STEARNS & CO.  INC.
SMITH BARNEY INC.
     As representatives of the several Initial Purchasers
c/o Donaldson, Lufkin & Jenrette
     Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

     Omnipoint Corporation, a Delaware corporation (the "COMPANY") proposes to
                                                         -------
issue and sell 325,000 shares of its 7% Cumulative Convertible Preferred Stock, par value $.01 per share (the "CUMULATIVE PREFERRED STOCK").
                               --------------------------

     The Preferred Stock will, when issued, be deposited by the Company against delivery of Depositary Receipts ("DEPOSITARY RECEIPTS") to be issued by Marine
                                  -------------------
Midland Bank, as depositary (the "DEPOSITARY"), under a Deposit Agreement date
                                  ----------
as of May 6, 1998 (the "DEPOSIT AGREEMENT") between the Company and the
                        -----------------
Depositary. Each Depositary Receipt will evidence one or more Depositary Shares (the "SHARES"), and each Depositary Share will represent ownership of one-
      ------
twentieth of a share of Preferred Stock.

     The Preferred Stock is to be issued pursuant to the provisions of the Company's 7% Cumulative Convertible Preferred Stock Certificate of Designation (the "CERTIFICATE"), pursuant to which the Preferred Stock, as provided therein,
      -----------
will be convertible at the option of the holders thereof into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). The
                                                       ------------
Shares, the Preferred Stock and the Common Stock issuable upon conversion thereof are herein collectively referred to as the "SECURITIES". The Securities
                                                    ----------
and the Certificate are more fully described in the Offering Memorandum (as hereinafter defined).

     The Company, proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), BancAmerica Robertson Stephens, Bear, Stearns &
                         ---
Co. Inc., Smith Barney Inc. and the several initial purchases set forth on Exhibit A hereto (each an "INITIAL PURCHASER" and, collectively, the "INITIAL
                           -----------------                          -------
PURCHASERS") an aggregate of 6,500,000 Shares.
----------

     1.  OFFERING MEMORANDUM.  The Shares will be offered and sold to the
         -------------------
Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The
                                                                ---
Company has prepared a preliminary offering memorandum, dated April 22, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated
      -------------------------------
May 1 (the "OFFERING MEMORANDUM"), relating to the Shares.
            -------------------

     Upon original issuance thereof, and until such time as the same is no longer required, the Shares (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS SET FORTH IN THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT,
     (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

     2.   AGREEMENTS TO SELL AND PURCHASE.  On the basis of the representations,
          -------------------------------
warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the number of Shares set forth opposite its name as set forth on Schedule A hereto at a purchase price equal to $38.84 (the "PURCHASE PRICE").
---------------

     3.   TERMS OF OFFERING.  The Initial Purchasers have advised the Company
          -----------------
that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the
                                                   --------------
Shares purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act

("QIBS"). The Initial Purchasers will offer the Shares to QIBs initially at a price equal to $50. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially
------------------------------
the form of Exhibit A hereto, for so long as such Securities constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights
-------------------------------
Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION")
                                                                ----------
under the circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the "ACT")
                                                                         ---
(the "REGISTRATION STATEMENT") relating to the resale by certain holders of the
      ----------------------
Securities and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement. This Agreement, the Deposit Agreement, the Deposit Account Agreement (as defined in the Offering Memorandum), the Certificate and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS".
                                 -------------------

     4.   DELIVERY AND PAYMENT.
          --------------------

          (a) Delivery of, and payment of the Purchase Price for, the Firm Shares shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 1440 New York Avenue, N.W., Washington D.C. or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on May 6 or at such other time on the same date or such other date as shall be agreed upon in writing by the Initial Purchasers and the Company. The time and date of such delivery and the payment for the Shares are herein called the "CLOSING DATE".
                   ------------

          (b) Shares in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), in aggregate
                                                         ---
number corresponding to the aggregate number of the Shares (collectively, the

"GLOBAL SECURITIES"), shall be delivered by the Company to the Initial
 -----------------
Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Securities shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

     5.   AGREEMENTS OF THE COMPANY.  The Company hereby agrees with the Initial
          -------------------------
Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Shares for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Shares under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Shares under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, any documents incorporated by reference therein, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, any documents incorporated by reference therein, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

          (e) Prior to the sale of all Shares pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Shares for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) So long as the Shares are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Shares a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (g) So long as the Shares are outstanding, to furnish to the Initial Purchasers as soon as available, copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

          (h) So long as any of the Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE
                                                                     --------
ACT"), to make available to any holder of Securities in connection with any sale
---
thereof and any prospective purchaser of such Securities from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.
              ---------------------

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Shares to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum, any documents incorporated by reference and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Shares in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation
                                                   ----
System - PORTAL ("PORTAL"), (vii) the costs and charges of any transfer agent,
                  ------
registrar, deposit agent and/or depositary

(including DTC), (viii) all costs and expenses of the Registration Statement, as set forth in the Registration Rights Agreement, (ix) all expenses and listing fees in connection with the application for listing the Common Stock on the NASDAQ National Market and (x) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

          (j) To use its best efforts to effect the inclusion of the Shares in PORTAL and to maintain the listing of the Shares on PORTAL for so long as the Shares are outstanding.

          (k) To obtain the approval of DTC for "book-entry" transfer of the Shares, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Shares by DTC for "book-entry" transfer.

          (l) To cause the Common Stock issuable upon conversion of the Shares, redemption thereof, payment of dividends thereon and purchase with funds from the Deposit Account to be duly included for quotation on the Nasdaq Stock Market's National Market (the "NASDAQ NATIONAL MARKET") prior to the Firm
                               ----------------------
Closing Date subject to notice of official issuance. The Company will ensure that such Common Stock remains included for quotation on the Nasdaq National Market or any other national securities exchange following the Firm Closing Date for so long as any shares of Common Stock remain registered under the Exchange Act.

          (m) The Company shall not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), except to the Initial Purchasers pursuant to this Agreement, for a period of 90 days after the Closing Date without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof. The Company also agrees not to file any registration statement with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days after the Closing Date without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors of the Company and (ii) agreed upon stockholders to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 90 days after the Closing Date without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

          (n) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Shares to the Initial

Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Shares under the Act.

          (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

          (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

     6.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.  As of the
          ---------------------------------------------------------
date hereof, the Company represents and warrants to, and agrees with, the Initial Purchasers that:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum (including the information incorporated by reference therein (the "INCORPORATED
                                                                   ------------
DOCUMENTS")) do not, and any supplement or amendment to them will not, contain
---------
any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. The Company acknowledges for all purposes of this Agreement (including Section 8 hereof) that the statements with respect to price and discounts and commissions and the last paragraph all as set forth in the cover page and in paragraphs one, two and eight under the caption "Plan of Distribution" in the Offering Memorandum (the "INITIAL PURCHASER INFORMATION") constitute the only written
                 -----------------------------
information furnished to the Company by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum (or any amendment or supplement to any of them) and that the Initial Purchasers shall not be deemed to have provided any other information (and therefore are not responsible for any such statements or omissions). No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued. The Incorporated Documents, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

          (b) Each of the Company and its subsidiaries has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE
                                                          ----------------
EFFECT").
------

          (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

          (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of and other ownership interests in each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"), except for
                                                        ----
(i) the ownership by an unaffiliated third party of 549 shares of common stock, $.01 value (the "OCI Common Stock") of Omnipoint Communication, Inc., a Delaware corporation ("OCI"), constituting 4.4% of the outstanding capital stock of OCI and (ii) except for the information set forth in Schedule C hereto; there are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any subsidiary.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The Preferred Stock, and the deposit of the Preferred Stock by the Company in accordance with the Deposit Agreement, have been duly and validly authorized and, when the shares of Preferred Stock are issued and delivered as provided herein, and upon payment for the Shares and delivery of the Depositary Receipts in accordance with this Agreement, the Preferred Stock will be validly issued, fully paid and non-assessable, and the issuance of the shares of Preferred Stock will not be subject to any preemptive or similar rights.

          (g) Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Share, upon delivery of the Depositary Receipts in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and non-assessable share of Preferred Stock, will represent an interest in one-twentieth of a validly issued, outstanding, fully paid and non-assessable share of Preferred Stock; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement and upon payment for the Shares and delivery of the Depositary Receipts in accordance with this Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement.

          (h) The Shares are convertible into Common Stock in accordance with the terms of the Certificate; the shares of Common Stock issuable upon conversion of the Shares have been, and the shares of Common Stock issuable for payment of dividends thereon, for payment of the redemption price thereon and upon purchase with funds from the Deposit Account in accordance with the Deposit Account Agreement (as defined in the Offering Memorandum) will be, duly authorized and reserved for issuance upon such conversion, payment, redemption or purchase and, when issued upon such conversion, payment, redemption or purchase, will be validly issued, fully paid and nonassessable, will conform to the description thereof contained in the Offering Memorandum and will be duly authorized for listing on the Nasdaq National Market, subject to notice of official issuance; the Company has the authorized and outstanding capital stock as set forth in the Offering Memorandum; and the stockholders of the Company or other holders of the Company's securities have no pre-emptive or similar rights with respect to the Shares or the Common Stock issuable upon the Shares.

          (i) Each of the Registration Rights Agreement, the Deposit Agreement and the Deposit Account Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When each of the Registration Rights Agreement, the Deposit Agreement and the Deposit Account Agreement has been duly executed and delivered, each will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement, the Deposit Agreement and the Deposit Account Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

          (j) Neither the Company nor any of its subsidiaries is in violation of its respective charter (or in the case of limited liability company, certificate of formation) or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

          (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

          (l) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the
                                     ------------------
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any
                                                              -----
provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (m) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (n) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all
           -------------
governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, the Federal Communication Commission (the "FCC") and each applicable, state regulatory
                               ---
agency or body that exercises or will exercise jurisdiction over the Company

("APPLICABLE PUCS"), as are necessary to own, lease, license and operate its
-----------------
respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (o) The execution, delivery and performance of the Operative Documents by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states),
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property including the Telecommunication Act of 1996, the Communications Act of 1934 or the rules and regulations of the FCC or any Applicable PUC, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (v) result in the termination, suspension or revocation of any Authorization of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization or (vi) require notice to or approval of the FCC, any Applicable PUC or any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property.

          (p) The accountants, Coopers & Lybrand L.L.P., that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

          (q) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated or incorporated by reference in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (r) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to any Registration Statement, except for the parties set forth in Schedule E hereto. The Company agrees to use its best efforts to obtain consent from these parties not to exercise their right to require the Company to include their securities on any Registration Statement.

          (t) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Shares to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (u) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, or any securities of the Company.

          (v) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (w) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (x) When the Shares are issued and delivered pursuant to this Agreement, the Shares will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (y) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, or any of its representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Shares contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (z) No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (aa) The form of Certificate to be filed in Delaware is in proper form under Delaware law.

          (bb) The Company and its subsidiaries maintain insurance at least in such amounts and covering at least such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

          (cc) The Company and each of its subsidiaries have filed (or have had filed on their behalf) all tax returns required to be filed by any of them prior to the date hereof under applicable law, other than those filings being contested in good faith. All such tax returns and amendments thereto are true, correct and complete in all material respects. The Company and each of its subsidiaries have paid (or have had paid on their behalf) all material taxes, including all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, other than those taxes being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the best of the Company's and each of its subsidiaries' knowledge, there are no tax items of a material nature that are currently under examination by the Internal Revenue Service or any other domestic or foreign governmental authority responsible for the administration of any such taxes.

          (dd) The Company and its subsidiaries possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property"), presently employed by them in connection with the busi nesses now operated by them, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and the subsidiaries does not infringe on the rights of any person.

          (ee) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ff) Except as disclosed or incorporated by reference in the Offering Memorandum, there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission if the Offering Memorandum were a prospectus contained in a registration statement on Form S-1 filed under the Act.

          (gg) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

          The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7.   INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES.  Each Initial
          --------------------------------------------------
Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company:

          (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Shares.

          (b) Such Initial Purchaser (A) is not acquiring the Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Securities only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

          (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Securities pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Each Initial Purchaser agrees that it will offer to sell the Securities only to, and will solicit offers to buy the Securities only from, purchasers that are QIBs that agree that

(x) the Securities purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Securities, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act,
(III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based on an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and
(y) they will deliver to each person to whom such Securities or an interest therein is transferred a notice substantially to the effect of the foregoing.

          Each Initial Purchaser acknowledges that the Company, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and each Initial Purchaser hereby consents to such reliance.

     8.   INDEMNIFICATION.
          ---------------

          (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon Initial Purchaser Information; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver an Offering Memorandum, as then amended or supplemented (so long as such Offering Memorandum and any amendment or supplement thereto was provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in such Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum, as so amended or supplemented.

          (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company to the Initial Purchasers but only with reference to Initial Purchaser Information.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the

"INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person
------------ -----
against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing
                                                ------------ -----
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying
party shall have failed to comply with such reimbursement request.   No
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (after Initial Purchaser's discounts or commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Securities, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or alleged omission.   No person guilty of
fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective number of Shares purchased by each of the Initial Purchasers hereunder, and not joint.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.   CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS.  The obligations
               ---------------------------------------------
of the Initial Purchasers to purchase the Shares under this Agreement on the Closing Date are subject to the satisfaction of each of the following conditions.

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act and (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization.

          (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Offering Memorandum.

          (d) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date, signed by the Chief Financial Officer and the Secretary of the Company, confirming the matters set forth in Sections 6(v), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

          (e) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Piper & Marbury L.L.P., counsel for the Company, to the effect that:

                (i) each of the Company and its subsidiaries identified in Schedule D hereto has been duly organized, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties.

                (ii) each of the Company and its subsidiaries identified in Schedule D hereto is duly qualified and is in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                (iv) all of the outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, to the best of such counsel's knowledge after due inquiry, other than (i) the ownership by an unaffiliated third-party of 549 shares of OCI Common Stock and (ii) except for the information set forth in Schedule C hereto, are owned, directly or indirectly, by the Company free and clear of any Lien; and, to the best of such counsel's knowledge after due inquiry, there are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or other wise to acquire any shares of the capital stock of, or other ownership interest in, any subsidiary;

                (v) the Preferred Stock, and the deposit of the Preferred Stock by the Company in accordance with the Deposit Agreement, have been duly and validly authorized and, when shares of the Preferred Stock are issued and delivered as provided herein, and upon payment for the Shares and delivery of the Depositary Receipts in accordance with this Agreement, the shares of Preferred Stock will be validly issued, fully paid and non-assessable, and the issuance of the Preferred Stock is not subject to any preemptive or similar rights arising by operation of the certificate of incorporation of the Company or the Delaware General Corporation Law;

                (vi) the shares of Common Stock issuable upon the conversion of the Shares have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, will conform with the description thereof contained in the Offering Memorandum and will not be subject to any preemptive or similar rights arising by operation of the certificate of incorporation of the Company or the Delaware General Corporation Law;

                (vii) assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Share, upon delivery of the Depositary Receipts in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and nonassessable shares of Preferred Stock, will represent an interest in one-twentieth of a validly issued, outstanding, fully paid and nonassessable shares of Preferred Stock; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit

Agreement and upon payment for the Depositary Shares and delivery of the Depositary Receipts in accordance with this Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement;

                (viii) this Agreement has been duly authorized, executed and delivered by the Company;

                (ix) Each of the Registration Rights Agreement, the Deposit Agreement and the Deposit Account Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                (x) the statements under the captions "Description of the Depositary Shares", "Description of the Preferred Stock", "Business--Regulatory Environment", "Plan of Distribution" and "Certain United States Federal Income Tax Consequences" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                (xi) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its subsidiaries is (A) in violation of its respective charter (or in the case of limited liability company, certificate of formation) or by-laws or (B) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is identified to such counsel in writing as material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound;

                (xii) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is identified to such counsel in writing as material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, including the Telecommunication Act of 1996, the Communications Act of 1934 or the rules and regulations of the FCC or any Applicable PUC, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (v) result in the termination, suspension or revocation of any Authorization of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, or
(vi) require notice to or approval of the FCC, any Applicable PUC or any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property;

                (xiii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect;

                (xiv) to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries has violated any Environmental Law, any provisions of ERISA, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                (xv) each of the Company and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, the FCC and Applicable PUCs, as are necessary to own, lease, license and operate its respective properties and to conduct its business as currently being conducted and as proposed to be conducted as described in the Offering Memorandum, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and, to the best of such counsel's knowledge, each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, subject to such qualifications as may be set forth in the Offering Memorandum; and, to the best of such counsel's knowledge, no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization, subject to such qualifications as may be set forth in the Offering Memorandum; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

                (xvi) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                (xvii) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to any Registration Statement, except for the parties set forth in Schedule E hereto.

                (xviii) no registration under the Act of the Shares is required for the sale of the Shares to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company set forth in Section 6(y) of this Agreement;

                (xix) such counsel has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum and any information incorporated by reference therein, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The opinion of Piper & Marbury L.L.P. described in Section 9(e) above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e), Piper & Marbury L.L.P. may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified;

          (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

          (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, in the form and substance satisfactory to the Initial Purchasers from Coopers & Lybrand L.L.P., independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (h) The Shares shall have been approved by the NASD for trading and duly listed in PORTAL and the shares of Common Stock shall have been duly authorized for listing on the Nasdaq National Market subject to notice of official issuance.

          (i) The Company shall have executed the Registration Rights Agreement, the Deposit Agreement and the Deposit Account Agreement and the Initial Purchasers shall have received original copies thereof, duly executed by the Company.

          (j) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

     10.  EFFECTIVENESS OF AGREEMENT AND TERMINATION.   This Agreement may be
          ------------------------------------------
terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the opinion of the Initial Purchasers materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York or Maryland State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder on such date and the aggregate number of Shares which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of shares to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the number of Shares set forth opposite its name in Schedule A bears to the aggregate number of Shares which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as the Initial Purchasers may specify, to purchase the Shares which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate number of Shares which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Initial Purchaser. If on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

     11.  MISCELLANEOUS.  Notices given pursuant to any provision of this
          -------------
Agreement shall be addressed as follows: (i) if to the Company to Omnipoint Corporation, 3 Bethesda Metro Center, Suite 400, Bethesda, Maryland 20814,
Attention: Bradley E. Sparks and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, the officers or directors of the Company, or any person controlling the Company,
(ii) acceptance of the Securities and payment for them hereunder and (iii) termination of the Agreement.

          If for any reason the Shares are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchasers and their officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, and the Initial Purchasers.

                                    Very truly yours,

                                    OMINIPOINT CORPORATION


                                    By: /s/ Bradley E. Sparks
                                       -------------------------------------
                                          Name:  Bradley E. Sparks
                                          Title: Vice President and
                                                 Chief Financial Officer


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
BANCAMERICA ROBERTSON STEPHENS
BEAR, STEARNS & CO.  INC.
SMITH BARNEY INC.
     As representatives of the several Initial Purchasers

By:  DONALDSON, LUFKIN & JENRETTE
          SECURITIES CORPORATION


By:  /s/ Robert A. Moore
   ----------------------------------
     Name:  Robert A. Moore
     Title: Managing Director

                                   SCHEDULE A


                                              Number of
           Initial Purchaser              Depositary Shares
          -------------------             -----------------
Donaldson, Lufkin & Jenrette
     Securities Corporation                    3,757,814
BancAmerica Robertson Stephens                   931,937
Bear, Stearns & Co.  Inc.                        661,375
Smith Barney Inc.                                661,375
Allen & Company Incorporated                     208,333
Lehman Brothers Inc.                              83,333
Raymond James & Associates, Inc.                  83,333
Credit Suisse First Boston Corporation            56,250
Cowen & Company                                   56,250
                                               ---------
          Total                                6,500,000
                                               =========

                                   SCHEDULE B
                                  SUBSIDIARIES

                                  SCHEDULE C
                            SCHEDULE OF EXCEPTIONS


          1. As of February 17, 1998, (i) all capital stock of Omnipoint Holdings, II, LLC, (ii) 95.6% of the capital stock of Omnipoint Communications Inc., and (iii) all capital stock of Omnipoint NY MTA License, LLC were pledged under the Permanent Credit Facility.

          2. As of July 25, 1997, all capital stock of Omnipoint MB Holdings, LLC ("OMB"), Omnipoint Communications MB Operations LLC, and each of the license subsidiaries of OMB were pledged under the Ericsson MB Facility.

          3. As of July 25, 1997, all capital stock of Omnipoint Philadelphia Holdings, LLC ("OPCS"), Omnipoint Communications Enterprises, L.P., and each of the license subsidiaries of OPCS were pledged under the Ericsson Philadelphia Facility.

          4. As of January 30, 1998, all capital stock of Omnipoint Midwest Holdings, LLC ("OMWH"), Omnipoint Communications Midwest Operations, LLC, and each of the license subsidiaries of OMWH were pledged under the NT Midwest Facility.

          5.  Omnipoint Technologies, Inc. has an employee option plan.

                                   SCHEDULE D


Omnipoint Communications Services, LLC

Omnipoint Communications, Inc.

Omnipoint Technologies, Inc.

Omnipoint Communications Enterprises, L.P.

Omnipoint Communications MB Operations, LLC

Omnipoint Communications Midwest Operations, LLC

                                   SCHEDULE E

          Holders of Common Stock issued upon conversion of the Class B Common Stock and the Class C Common Stock, the Common Stock Purchase Warrants to Purchase 625,000 shares of Common Stock, dated November 22, 1995, and the Common Stock Purchase Warrants to Purchase 375,000 shares of Common Stock, dated November 22, 1995, have demand and piggy back registration rights.

                                   EXHIBIT A
                     FORM OF REGISTRATION RIGHTS AGREEMENT



                            [INTENTIONALLY OMITTED.]